UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 3, 2017

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 Martin Farm Road, Suite 100, Suwanee, Georgia		30024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry Into a Material Definitive Agreement.

(1)     On August 3, 2017, SANUWAVE Health, Inc., a Nevada corporation (the “Company”), and its wholly owned subsidiary SANUWAVE, Inc., a Delaware corporation (the “Borrower”) and HealthTronics, Inc., a Georgia corporation (“HealthTronics”) entered into a third amendment (the “Third Amendment”) to amend certain provisions of two promissory notes dated August 1, 2005 between the Borrower and HealthTronics, as amended on June 15, 2015 and June 28, 2016 (the "Promissory Notes"), with an aggregate outstanding principal balance of $5,372,743 as of August 3, 2017. The Third Amendment amends various provisions of the Promissory Notes, including to extend the due date of the Promissory Notes to December 31, 2018, to revise the mandatory prepayment provisions of the Promissory Notes and to provide for the future issuance of additional warrants to HealthTronics upon certain conditions.  A copy of the Third Amendment is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1, and is incorporated by reference herein.

(2)     In connection with the Third Amendment, on August 3, 2017, the Company entered into a new warrant agreement with HealthTronics (the “Class K Warrant Agreement”) for the purchase shares of 2,000,000 warrant shares o the Company’s common stock, $0.001 par value (the “Common Stock”), at an exercise price of $0.11 per share, subject to certain anti-dilution protection (the "Class K Warrants").  Each Class K Warrant represents the right to purchase one share of Common Stock. The Class K Warrants vested upon issuance and expire after ten (10) years. A copy of the Class K Warrant Agreement is attached to this Current Report as Exhibit 4.1, and is incorporated by reference herein.

The Third Amendment and the Class K Warrant Agreement (collectively the “Agreements”) are included in this Current Report to provide information regarding their respective terms. They are not provided to give factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed to by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The foregoing descriptions of each of the Agreements contained in this Item 1.01 of this Current Report do not purport to be complete and are qualified in their entirety by reference to the Agreements.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

               The disclosure under Item 1.01 above is incorporated herein by reference.

Item 2.04     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

                Events of default under the Promissory Notes have occurred and are continuing on account of the Borrower's failure to make the required payments of interest which were due on December 31, 2016, March 31, 2017, and June 30, 2017 (collectively, the "Defaults").  As a result of the Defaults, the Promissory Notes have been accruing interest at the rate of 10.00% per annum since January 2, 2017 and continue to accrue interest at such rate.  The aggregate outstanding principal amount under the Promissory Notes as of August 3, 2017 is $5,372,743.  HealthTronics's entry into the Third Amendment did not waive the Defaults.

Item 3.02     Unregistered Sales of Equity Securities.

On August 3, 2017, the Company completed the unregistered issuance of 2,000,000 Class K Warrants, pursuant to the Class K Warrant Agreement as described in Item 1.01 of this Current Report. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02 of this Current Report.

The issuance of the Class K Warrants described in Item 1.01 and 3.02 of this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance of these securities and is not offering securities to the public in connection with this issuance.

Item 7.01     Regulation FD Disclosure.

On August 3, 2017, the Company announced entering into the Agreements described in Item 1.01 of this Current Report. A copy of the related press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.            Description

4.1	Class K Warrant Agreement dated as of August 3, 2017, between SANUWAVE Health, Inc. and HealthTronics, Inc.

10.1	Third Amendment to promissory notes entered into as of August 3, 2017 by and among SANUWAVE Health, Inc., SANUWAVE, Inc. and HealthTronics, Inc.

99.1	Press Release dated August 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: August 4, 2017	By:	/s/ Kevin A. Richardson II
Name: Kevin A. Richardson II Title: Chairman of the Board/Acting CEO

EXHIBIT INDEX

Exhibit No.            Description

4.1	Class K Warrant Agreement dated as of August 3, 2017, between SANUWAVE Health, Inc. and HealthTronics, Inc.

10.1	Third Amendment to promissory notes entered into as of August 3, 2017 by and among SANUWAVE Health, Inc., SANUWAVE, Inc. and HealthTronics, Inc.

99.1	Press Release dated August 3, 2017.